                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 28, 2004
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                            CPI AEROSTRUCTURES, INC.
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               (Exact Name of Registrant as Specified in Charter)

          New York                  1-11398               11-2520310
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(State or Other Jurisdiction        (Commission         (IRS Employer
    of Incorporation)               File Number)       Identification No.)

200A Executive Drive, Edgewood, New York                                11717
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code  (631) 586-5200
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.01 -- EXECUTION OF A MATERIAL, NON-ORDINARY COURSE AGREEMENT

     On October 28, 2004, CPI Aerostructures, Inc. ("Company") and Arthur August
entered into an amendment to Mr. August's employment agreement, pursuant to which, effective January 1, 2005, he will step down as Chairman of the Board and act as Chairman Emeritus from January 1, 2005 through December 31, 2005. The amendment provides for Mr. August to receive a base salary of $60,000 for the year. Additionally, the non-compete fee payments set forth in the original employment agreement will not begin until January 1, 2006. Mr. August also agreed to terminate his 10(b)5-1 plan effective as of October 28, 2004. A copy of the amendment is included as Exhibit 10.22 hereto.

ITEM 2.02 -- RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 1, 2004, the Company issued a press release discussing its financial results for the third quarter and nine months ended September 30,
2004. The press release is included as Exhibit 99.1 hereto.

ITEM 5.03 -- AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR

     On October 28, 2004, the Company's board of directors approved an amendment to Article IV, Section 4 of the Company's bylaws. The amended and restated
bylaws provide for the formation of the positions of non-executive Chairman of the Board and Chairman Emeritus. The non-executive Chairman will not be considered to be an officer of the Company. The amended and restated bylaws are included as Exhibit 3.2 hereto.

ITEM 8.01 -- OTHER EVENTS

     On October 28, 2004, the Company's board of directors approved the appointment of Eric Rosenfeld, a current director of the Company and chairman of the strategic planning committee, as non-executive Chairman of the Board effective January 1, 2005.

     On November 1, 2004, the Company issued a press release announcing that effective January 1, 2005, Mr. August will step down as Chairman of the Board and become Chairman Emeritus and that Mr. Rosenfeld will become non-executive
Chairman of the Board. The press release is included as Exhibit 99.2 hereto.

ITEM 9.01 -- FINANCIAL STATEMENT AND EXHIBITS

     3.2     Amended and Restated Bylaws of the Company

     10.22   Letter Agreement, dated October 28, 2004, Amending Employment
             Agreement between the Company and Arthur August

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     99.1    Press release, dated November 1, 2004, announcing September 30,
             2004 financial results

     99.2    Press release, dated November 1, 2004, announcing
             appointment of Arthur August as Chairman Emeritus and Eric
             Rosenfeld as non-executive Chairman effective January 1,
             2005

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 1, 2004               CPI AEROSTRUCTURES, INC.

                                        By:     /s/ Edward J. Fred
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                                                Edward J. Fred
                                                Chief Executive Officer

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